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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

                          Pursuant To Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 16, 1996
                                                            ------------



                          PHILADELPHIA SUBURBAN CORPORATION
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)


           Pennsylvania               1-6659              23-1702594
           --------------          ------------         --------------
          (State or other           (Commission         (IRS Employer
          jurisdiction of          File Number)         Identification
          incorporation)                                    Number)



             762 Lancaster Avenue, Bryn Mawr, Pennsylvania          19010
             ---------------------------------------------        ----------
               (Address of principal executive offices)           (Zip Code)


                                    (610) 527-8000
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)



                                     Not Applicable
            --------------------------------------------------------------
            (Former name or former address, if changed since last report.)



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Item 5.    Other Events


           The disclosure contained in the Press Release attached hereto as Exhibit 1 is incorporated by reference herein.



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                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PHILADELPHIA SUBURBAN CORPORATION




Date: May 16, 1996                      /s/ Roy H. Stahl
                                        ----------------------------------
                                        Name:  Roy H. Stahl
                                        Title: Senior Vice President and
                                               General Counsel



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                                    EXHIBIT INDEX


         Exhibit                                                  Page
         -------                                                  ----

              1     Press release dated May 16, 1996               5-6